Exhibit 99.1

WMIH Corp.

WMIH and Nationstar Mortgage Announce Preliminary Results of

Election of Preferred Form of Merger Consideration

SEATTLE & DALLAS, JULY 27, 2018 – WMIH Corp. (NASDAQ: WMIH) (“WMIH”) and Nationstar Mortgage Holdings Inc. (NYSE: NSM) (“Nationstar”) today announced the preliminary results of the elections made by Nationstar stockholders as to the form of merger consideration they desire to receive in the transaction.

As previously announced, Nationstar stockholders had the option to elect to receive either $18.00 in cash (“Cash Consideration”) or 12.7793 shares of common stock of WMIH (“Stock Consideration”), par value of $0.00001 per share, in each case subject to automatic proration and adjustment, as applicable. Nationstar stockholders whose election materials were not received in proper form by the exchange agent by 5:00 p.m., New York City time, on July 26, 2018 (the “Election Deadline”) were deemed to have made an election to receive Stock Consideration.

Based on the information as of the Election Deadline, the preliminary merger consideration election results (including shares that made elections pursuant to guaranteed delivery procedures and Nationstar common stock in respect of certain Nationstar equity awards but excluding Fortress’s (as defined below) election and shares of Nationstar common stock held by Fortress) were as follows:

•	Holders of approximately 26,249,980 shares of Nationstar common stock, or approximately 84.6% of the outstanding shares of Nationstar common stock, either elected to receive Stock Consideration (21,401,745 shares, or 69.0%) or were deemed to have made an election to receive Stock Consideration (4,848,235 shares, or 15.6%) as a result of not making a valid election; and

•	Holders of approximately 4,794,325 shares of Nationstar common stock, or approximately 15.4% of the outstanding shares of Nationstar common stock, elected to receive Cash Consideration.

As previously disclosed, FIF HE Holdings LLC (“Fortress”) agreed to make an election to receive Cash Consideration with respect to no less than 50% of its shares of Nationstar common stock pursuant to a letter agreement, dated February 12, 2018, between Fortress and Nationstar. Fortress elected to receive Cash Consideration for 68,104,736 shares of Nationstar common stock, which constitutes 100% of the shares held by Fortress. It is expected that Fortress will own approximately 5.1% of the shares of common stock of WMIH after applying proration and adjustment procedures required by the merger agreement to the Cash Consideration.

The foregoing results are preliminary only, and final certified results are not expected to be available until following the closing of the merger. Based on the preliminary results described above, it is expected that Nationstar stockholders who elected to receive the Cash Consideration will be subject to proration. After the final merger consideration election results are determined, the final allocation and proration of merger consideration will be calculated in accordance with the terms of the merger agreement.

Nationstar stockholders are reminded that until the consummation of the proposed merger, Nationstar stockholders will not be able to transfer (including by sale) shares of Nationstar common stock for which a properly completed election form has been submitted to the Computershare Trust Company, N.A. Nationstar stockholders who have not submitted a properly completed election form to Computershare are advised that they may still be unable to transfer all or a portion of their shares (including by sale) because, as a result of all shares of Nationstar common stock for which an election was validly made no longer being transferable, there may be no trading market that will provide holders with adequate liquidity to make the desired transfer.

WMIH and Nationstar have received all required regulatory approvals and expect to close the merger on July 31, 2018, subject to the satisfaction of all other closing conditions.

About WMIH Corp.

WMIH Corp.’s (NASDAQ: WMIH), formerly known as Washington Mutual, Inc., operations consist primarily of WM Mortgage Reinsurance Company, Inc. (“WMMRC”), a wholly owned subsidiary of the Company that is domiciled in Hawaii. The Company’s primary business is a legacy reinsurance business that is currently operated in runoff mode by WMMRC. Additional information regarding WMIH may be found at www.wmih-corp.com.

About Nationstar Mortgage Holdings Inc.

Based in Dallas, Texas, Nationstar Mortgage Holdings Inc. (NYSE: NSM) provides quality servicing, origination and transaction-based services related principally to single-family residences throughout the United States. Nationstar is a recognized leader in the mortgage industry with more than two decades of experience, and with its flagship brand, Mr. Cooper®, is one of the largest mortgage servicers in the country.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WMIH Corp. (“WMIH”) and Nationstar Mortgage Holdings Inc. (“Nationstar”). WMIH has filed a registration statement on Form S-4, and WMIH and Nationstar each filed the definitive joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) on May 31, 2018. The definitive joint proxy statement/prospectus was sent to the stockholders of WMIH and Nationstar on or about June 1, 2018, after the registration statement on Form S-4 was declared effective by the SEC on May 31, 2018. WMIH and Nationstar may also file other documents with the SEC regarding the proposed merger transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any investment decision, investors and security holders of WMIH and Nationstar are urged to carefully read the entire registration statement and definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by WMIH and Nationstar with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by WMIH may be obtained free of charge from WMIH at www.wmih-corp.com, and the documents filed by Nationstar may be obtained free of charge from Nationstar at www.nationstarholdings.com. Alternatively, these documents, when available, can be obtained free of charge from WMIH upon written request to WMIH Corp., 800 Fifth Avenue, Suite 4100, Seattle, Washington 98104, Attn: Secretary, or by calling (206) 922-2957, or from Nationstar upon written request to Nationstar Mortgage Holdings Inc., 8950 Cypress Waters Blvd, Dallas, TX 75019, Attention: Corporate Secretary, or by calling (469) 549-2000.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, WMIH’s and Nationstar’s expectations or predictions of future financial or business performance or conditions. All statements other than statements of historical or current fact included in this press release that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the registration statement and the definitive joint proxy statement/prospectus and other documents WMIH and Nationstar have filed or will file from time to time with the SEC. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and WMIH and Nationstar believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither WMIH nor Nationstar is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the registration statement, the definitive joint proxy statement/prospectus or other reports, which WMIH and Nationstar have filed or will file from time to time with the SEC.

In addition to factors previously disclosed in WMIH’s and Nationstar’s reports filed with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger; delay in closing the merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks associated with investing in mortgage loans and mortgage servicing rights and changes in interest rates; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; macroeconomic factors beyond WMIH’s or Nationstar’s control; risks related to WMIH’s or Nationstar’s indebtedness and other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts

For WMIH Corp.

Andrew Siegel / Aaron Palash

Joele Frank

212-355-4449

For Nationstar

Richard Delgado

(214) 687-4844

richard.delgado@mrcooper.com